Liquidity	6 Months Ended
Jun. 30, 2024
Liquidity [Abstract]
LIQUIDITY

3. LIQUIDITY

For the six months ended June 30, 2024, the Group reported a net loss of RMB26,516 (US$3,649), negative operating cash flows of RMB31,774 (US$4,373), net current assets of RMB82,861 (US$11,402), accumulated deficit of RMB196,701 (US$27,067). These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

In assessing its liquidity, management monitors and analyzes the Group’s cash and cash equivalents, its ability to generate sufficient revenue sources and ability to obtain additional financial support in the future, and its operating and capital expenditure commitments.

The Group’s primary source of liquidity historically has been cash generated from its business operations, bank loans, equity contributions from its shareholders and borrowings, which have historically been sufficient to meet its working capital and capital expenditure requirements.

As of the year ended December 31, 2023 and the six months ended June 30, 2024, the Group’s cash and cash equivalents were RMB1,927 and RMB39,615 (US$5,451), respectively, and the Group’s restricted cash were RMB34,312 and RMB900 (US$124), respectively. The Group’s cash and cash equivalents primarily consist of cash on hand and highly liquid investments placed with banks, which are unrestricted to withdrawal and use and which have original maturities of three months or less.

The Group believes that the substantial doubt of its ability to continue as going concern is alleviated based on the proceeds received from investors and anticipated increase in cash generated from operations. Meanwhile, on an on-going basis, the Group also has received and will continue to receive financial support commitments from the Company’s key management. The Group believes its existing cash and cash equivalents, anticipated cash raised from financings, and anticipated cash flow from operations, will be sufficient to meet its anticipated cash needs for the next 12 months from the date of this report. The exact amount of proceeds the Group will use for its operations and expansion plans will depend on the amount of cash generated from its operations and any strategic decisions the Group may make that could alter its expansion plans and the amount of cash necessary to fund these plans.

The Group may, however, decide to enhance its liquidity position or increase its cash reserve for future investments through additional capital and finance funding. The Group may need additional cash resources in the future if it experiences changes in business conditions or other developments, or if the Group finds and wishes to pursue opportunities for investments, acquisitions, capital expenditures or similar actions. If the Group determines that its cash requirements exceed the amount of cash and cash equivalents it has on hand at the time, the Group may seek to issue equity or debt securities or obtain credit facilities. The issuance and sale of additional equity by the Company would result in further dilution to its shareholders. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that would restrict its operations. The Group cannot assure that financing will be available in amounts or on terms acceptable to it, if at all.